Exhibit 10.6

PLEDGE AGREEMENT

This PLEDGE AGREEMENT (this “Agreement”) is made as of July 14, 2023, by and between PARTS iD, INC., a Delaware corporation (the “Company”) and LIND GLOBAL FUND II, LP (the “Secured Party”).

WHEREAS, the Company (a) and the Secured Party have entered into that certain Securities Purchase Agreement dated as of the date hereof (as amended and in effect from time to time, the “SPA”) and (b) has issued to the Secured Party that certain Senior Secured Convertible Promissory Note dated as of the date hereof (as amended and in effect from time to time, the “Note”); and

WHEREAS, the Company is the direct legal and beneficial owner of the percentage or number of units, as the case may be, of the issued and outstanding shares of each class of the outstanding membership interests, or other equity interests (the “Initial Equity Interests”) of each of the entities set forth on Annex A hereto (collectively, the “Subsidiaries” and each, a “Subsidiary”); and

WHEREAS, it is a condition precedent to the obligations of the Secured Party to fund the Note under the SPA that the Company execute and deliver to the Secured Party all Transaction Documents (as such term is defined in the SPA) to which it is a party; and

WHEREAS, the Company wishes to the grant a security interest to the Secured Party in all of the Company’s right, title and interest in all of the Equity Interests in each Subsidiary to secure all Secured Obligations owing to the Secured Party; and

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Pledge.

1.1. Pledge of Equity Interests. (i) The Company hereby ratifies and affirms the grant of security interests made pursuant to the Security Agreement, and (ii) in addition, the Company hereby pledges, assigns, grants a security interest in, and delivers to the Secured Party, all of the shares of capital stock, limited liability company membership units or other units of equity ownership of every class of each of the Subsidiaries, as more fully described on Annex A hereto, including without limitation, (a) all payments or distributions, whether in cash, property or otherwise, at any time owing or payable to the Company on account of its interest as a member or shareholder in any of the Subsidiaries, (b) all of the Company’s rights and interest under each of the Operating Agreements or other organizational documents of the applicable Subsidiary, including all voting and management rights and rights to grant or withhold consents or approvals; (c) all rights of access and inspection to and use of all books and records, including computer software and computer software programs, of each of the Subsidiaries, (d) all other rights, interests, property or claims to which the Company may be entitled in its capacity as the member or shareholder of any Subsidiary, and (e) all proceeds, income from, increases in and products of any of the foregoing. The certificates for such shares, membership units or other units of equity ownership of every class, to the extent that such interests are represented by certificates, accompanied by stock powers or other appropriate instruments of assignment thereof duly executed in blank by the Company, have been (or within two (2) Business Days following the date hereof, or with regard to any Subsidiaries formed or acquired following the date hereof, such date of formation or acquisition, in each case, as may be extended by the Secured Party, will be) delivered to the Secured Party.

1.2. Additional Equity Interests. In case the Company shall acquire any additional shares of the capital stock, membership interests of other Equity Interests of any Subsidiary or corporation, limited liability company or other entity which is the successor of any Subsidiary, or any securities exchangeable for or convertible into shares of such capital stock, membership interests or other Equity Interests of any class of any Subsidiary, whether by purchase, stock dividend, stock split or otherwise, then such shares or other securities shall be subject to the pledge, assignment and security interest granted to the Secured Party under this Agreement and the Company shall deliver to the Secured Party forthwith any certificates therefor, accompanied by stock powers, unit powers or other appropriate instruments of assignment duly executed by the Company in blank. The Company agrees that the Secured Party may from time to time attach as Annex A hereto an updated list of the shares of capital stock, membership interests, other Equity Interests or securities at the time pledged to the Secured Party hereunder.

1.3. Pledge of any account into which cash collateral is held. The Company also hereby pledges, assigns, grants a security interest in, and delivers to the Secured Party, any account into which any Cash Collateral is deposited and all of the Cash Collateral as such terms are hereinafter defined.

1.4. Waiver of Operating Agreement Restrictions. The Company irrevocably waives any and all provisions of any Operating Agreement or other organizational document of any Subsidiary that (a) prohibit, restrict, condition or otherwise affect the grant hereunder of any Lien on any of the Securities Collateral or any enforcement action which may be taken in respect of any such Lien; or (b) otherwise conflict with the terms of this Agreement.

2. Definitions. All capitalized terms used herein without definition shall have the respective meanings provided therefor in the SPA. Terms used herein and not defined in the SPA or otherwise defined herein that are defined in the Uniform Commercial Code of the State of New York (the “NY UCC”) have such defined meanings herein (with terms used in Article 9 controlling over terms used in another Article), unless the context otherwise indicated or requires, and the following terms shall have the following meanings:

“Cash Collateral” has the meaning provided for such term in §4 hereof.

“Equity Interests” means the Initial Equity Interests and any additional shares of stock, membership interests or other Equity Interests at the time pledged to the Secured Party hereunder and the interests described in clauses (a) through (e) of clause (ii) of §1.1 of this Agreement

“Event of Default” means the occurrence of any “Event of Default” under and as defined in each of the SPA or the Note, or the failure of the Company to comply with any of its covenants or agreements set forth in any of the Transaction Document (including this Agreement) to which it is a party and such failure continues beyond any applicable cure period expressly provided for therein (if any).

“Guarantors” means, collectively, each person or entity which provides a guarantee of all or any portion of the Obligations of the Parent to the Secured Party, including, without limitation, any Subsidiary.

“Obligations” has the meaning set forth in the Security Agreement.

“Operating Agreement(s)” means, as to any Subsidiary which is a limited liability company, the operating agreement of such Subsidiary.

“Person” has the meaning set forth in the Security Agreement.

“Securities Act” has the meaning provided for such term in §7.3 hereof.

“Securities Collateral” means the property at any time pledged to the Secured Party hereunder, including, without limitation, the Equity Interests, and all income therefrom, increases therein and proceeds thereof, including without limitation that included in Cash Collateral. The term does not include any income, increases or proceeds received by the Company to the extent expressly permitted by §6.

“Security Agreement” means that certain Security Agreement dated as of the date hereof by and between the Company and the Secured Party, as the same may be amended, restated, modified or otherwise supplemented from time to time.

“Supplemental Loan Documents” has the meaning set forth in the Security Agreement.

“Transaction Documents” means, collectively, the SPA, the Note, the Security Agreement, any Supplemental Loan Document, this Agreement or any other “Transaction Documents” as defined in the SPA, in each case as amended, supplemented, novated and/or replaced from time to time in accordance with the applicable terms thereof.

3. Security for Obligations. This Agreement and the security interest in and pledge of the Securities Collateral hereunder are made with and granted to the Secured Party as security for the payment and performance in full of all the Obligations.

4. Liquidation, Recapitalization, etc. Any sums or other property paid or distributed upon or with respect to any of the Equity Interests, whether by dividend or redemption or upon the liquidation or dissolution of the issuer thereof or otherwise, shall, except to the limited extent provided in §6, be paid over and delivered to the Secured Party to be held by the Secured Party as security for the payment and performance in full of all of the Obligations. To the extent any such property paid or distributed pursuant to the immediately preceding sentence is in the form of money, the Secured Party shall have the right (but not the obligation) to deposit such money in a deposit account with a depository satisfactory to the Secured Party and any such funds may be invested in such items as the Secured Party may elect, and the Secured Party shall have a perfected security interest in all such sums or other property so paid or distributed and all proceeds thereof (and any interest earned shall continue to be held by the Secured Party as security for the payment and performance in full of all of the Obligations). Any money so received by the Secured Party pursuant to this §4, any account into which it shall be deposited and all proceeds thereof shall be referred to herein as the “Cash Collateral”. In case, pursuant to the recapitalization or reclassification of the capital of the issuer thereof or pursuant to the reorganization thereof, any distribution of capital shall be made on or in respect of any of the Equity Interests or any property shall be distributed upon or with respect to any of the Equity Interests, the property so distributed shall be delivered to the Secured Party, to be held by it as security for the Obligations. Except to the limited extent provided in §6, all sums of money and property paid or distributed in respect of the Equity Interests, whether as a dividend or upon such a liquidation, dissolution, recapitalization or reclassification or otherwise, that are received by the Company shall, until paid or delivered to the Secured Party, be held in trust for the Secured Party as security for the payment and performance in full of all of the Obligations.

5. Warranty of Title; Authority. The Company hereby represents and warrants that: (a) the Company has good and marketable title to, and is the sole record and beneficial owner of, the Equity Interests described in §1, subject to no pledges, liens, security interests, charges, options, restrictions or other encumbrances except the pledge and security interest created by the Security Agreement and this Agreement and Permitted Liens (as defined in the Security Agreement), (b) each of the Equity Interests described in §1 is validly issued, fully paid and non-assessable, (c) the Company has full power, authority and legal right to execute, deliver and perform its obligations under this Agreement and to pledge and grant a security interest in all of the Securities Collateral pursuant to this Agreement, and the execution, delivery and performance hereof and the pledge of and granting of a security interest in the Securities Collateral hereunder have been duly authorized by all necessary corporate or other action and do not contravene in any material respect any law, rule or regulation or any provision of the Company’s or any Subsidiary’s charter documents or by-laws or of any judgment, decree or order of any tribunal or of any agreement or instrument to which the Company or any Subsidiary is a party or by which it or any of its property is bound or affected or constitute a default thereunder, and (d) the information set forth in Annex A hereto relating to the Equity Interests is true, correct and complete in all respects. The Company covenants that it will defend the rights of the Secured Party and security interest of the Secured Party in such Equity Interests against the claims and demands of all other Persons whomsoever.

6. Dividends, Voting, etc., Prior to Maturity. So long as no Event of Default shall have occurred and be continuing, the Company shall be entitled to receive and retain all cash dividends paid in respect of the Equity Interests (and to retain such amounts, to distribute such amounts to the members of the issuer thereof, or to otherwise retain or utilize such amounts in any manner with does not violate this Agreement, in each case, free of any claim or security interest granted pursuant to this Agreement), to vote the Equity Interests and to give consents, waivers and ratifications in respect of the Equity Interests; provided, however, that no vote shall be cast or consent, waiver or ratification given by the Company if the effect thereof would in the judgment of the Secured Party impair any of the Securities Collateral or be inconsistent with or result in any violation of any of the provisions of the SPA, the Note or the other Transaction Documents. All such rights of the Company to receive cash dividends shall cease in case an Event of Default shall have occurred and be continuing. All such rights of the Company to vote and give consents, waivers and ratifications with respect to the Equity Interests shall, at the Secured Party’s option, as evidenced by the Secured Party’s notifying the Company of such election, cease in case an Event of Default shall have occurred and be continuing.

7. Remedies.

7.1. In General.

If an Event of Default shall have occurred and be continuing, the Secured Party shall have the following rights and remedies (to the extent permitted by applicable law) in addition to the rights and remedies of a secured party under the NY UCC, all such rights and remedies being cumulative, not exclusive, and enforceable alternatively, successively or concurrently, at such time or times as the Secured Party deems expedient:

(a) if the Secured Party so elects and gives written notice of such election to the Company, the Secured Party may vote any or all shares of the Equity Interests (whether or not the same shall have been transferred into its name or the name of its nominee or nominees) for any lawful purpose, including, without limitation, if the Secured Party so elects, for the liquidation of the assets of the issuer thereof, and give all consents, waivers and ratifications in respect of the Equity Interests and otherwise act with respect thereto as though it were the outright owner thereof (the Company hereby irrevocably (until payment of the Obligations in full (other than contingent indemnity obligations for which no claims have been made)) constituting and appointing the Secured Party the proxy and attorney-in-fact of the Company, with full power of substitution, to do so);

(b) the Secured Party may demand, sue for, collect or make any compromise or settlement the Secured Party deems suitable in respect of any Securities Collateral;

(c) the Secured Party may sell, resell, assign and deliver, or otherwise dispose of any or all of the Securities Collateral, for cash or credit or both and upon such terms at such place or places, at such time or times and to such Persons as the Secured Party thinks expedient, all without demand for performance by the Company or any notice or advertisement whatsoever except as expressly provided herein or as may otherwise be required by law;

(d) the Secured Party may cause all or any part of the Equity Interests held by it to be transferred into its name or the name of its nominee or nominees; and

(e) the Secured Party may set off or otherwise apply or credit against the Obligations any and all sums deposited with it or held by it.

7.2. Sale of Securities Collateral. In the event of any sale or other disposition of the Securities Collateral as provided in clause (c) of §7.1 and to the extent that any notice thereof is required to be given by law, the Secured Party shall give to the Company at least ten (10) Business Days’ prior notice of the time and place of any public sale or other disposition of the Securities Collateral or of the time after which any private sale or any other intended disposition is to be made. The Company hereby acknowledges that ten (10) Business Days’ prior notice of such sale or other disposition or sales or other dispositions shall be reasonable notice. The Secured Party may enforce its rights hereunder without any other notice and without compliance with any other condition precedent now or hereunder imposed by statute, rule of law or otherwise (all of which are hereby expressly waived by the Company, to the fullest extent permitted by law). The Secured Party may buy or otherwise acquire any part or all of the Securities Collateral at any public sale or other disposition and if any part or all of the Securities Collateral is of a type customarily sold or otherwise disposed of in a recognized market or is of the type which is the subject of widely-distributed standard price quotations, the Secured Party may buy or otherwise acquire at private sale or other disposition and may make payments thereof by any means. The Secured Party may apply the cash proceeds actually received from any sale or other disposition to the reasonable expenses of retaking, holding, preparing for sale, selling and the like, to reasonable attorneys’ fees, travel and all other expenses which may be incurred by the Secured Party in attempting to collect the Obligations or to enforce this Agreement or in the prosecution or defense of any action or proceeding related to the subject matter of this Agreement, and then to the Obligations pursuant to the terms of the Transaction Documents. Only after such applications, and after payment by the Secured Party of any amount required by §9-608(a)(1)(C) or §9-615(a)(3) of the NY UCC, need the Secured Party account to the Company for any surplus.

7.3. Private Sales. The Company recognizes that the Secured Party may be unable to effect a public sale or other disposition of the Equity Interests by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the “Securities Act”), federal banking laws, and other applicable laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers. The Company agrees that any such private sales may be at prices and other terms less favorable to the seller than if sold at public sales and that such private sales shall not by reason thereof be deemed not to have been made in a commercially reasonable manner. The Secured Party shall be under no obligation to delay a sale of any of the Equity Interests for the period of time necessary to permit the issuer of such Equity Interests to register such Equity Interests for public sale under the Securities Act, or such other federal banking or other applicable laws, even if the issuer would agree to do so. Subject to the foregoing, the Secured Party agrees that any sale of the Equity Interests shall be made in a commercially reasonable manner, and the Company agrees to use its commercially reasonable efforts to cause the issuer or issuers of the Equity Interests contemplated to be sold, to execute and deliver, and cause the directors and officers of such issuer to execute and deliver, all at the Company’s expense, all such instruments and documents, and to do or cause to be done all such other acts and things as may be necessary or, in the reasonable opinion of the Secured Party, advisable to exempt such Equity Interests from registration under the provisions of the Securities Act, and to make all amendments to such instruments and documents which, in the opinion of the Secured Party, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Company further agrees to use its commercially reasonable efforts to cause such issuer or issuers to comply with the provisions of the securities or “Blue Sky” laws of any jurisdiction which the Secured Party shall designate and, if required, to cause such issuer or issuers to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

7.4. Company’s Agreements, etc. The Company further agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make any sales of any portion or all of the Equity Interests pursuant to this §7 valid and binding and in compliance with any and all applicable laws (including, without limitation, the Securities Act, the Securities Exchange Act of 1934, as amended, the rules and regulations of the Securities and Exchange Commission applicable thereto and all applicable state securities or “Blue Sky” laws), regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at the Company’s expense. The Company further agrees that a breach of any of the covenants contained in this §7 will cause irreparable injury to the Secured Party, that the Secured Party has no adequate remedy at law in respect of such breach and, as a consequence, agrees that the Secured Party may seek specific performance of each and every covenant contained in this §7 against the Company and the Company hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants.

8. Marshalling. The Secured Party shall not be required to marshal any present or future collateral security (including but not limited to the Securities Collateral) for, or other assurance of payment of, the Obligations or any of them, or to resort to such collateral security or other assurances of payment in any particular order, and all of the rights and remedies of the Secured Party hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, the Company hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of the Secured Party’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and to the extent that it lawfully may the Company hereby irrevocably waives the benefits of all such laws.

9. Company’s Obligations Not Affected. The obligations of the Company hereunder shall remain in full force and effect without regard to, and shall not be impaired by (a) any exercise or nonexercise, or any waiver, by the Secured Party of any right, remedy, power or privilege under or in respect of any of the Obligations or any security thereof (including this Agreement); (b) any amendment to or modification of the Transactions Documents or any of the Obligations; (c) any amendment to or modification of any instrument (other than this Agreement) securing any of the Obligations, including, without limitation, the Security Agreement and the other Transaction Documents; or (d) the taking of additional security for, or any other assurances of payment of, any of the Obligations or the release or discharge or termination of any security or other assurances of payment or performance for any of the Obligations; whether or not the Company shall have notice or knowledge of any of the foregoing, the Company hereby generally waiving all suretyship defenses to the extent applicable.

10. Transfer, etc., by Company. Without the prior written consent of the Secured Party, the Company will not sell, assign, transfer or otherwise dispose of, grant any option with respect to, or pledge or grant any security interest in or otherwise encumber or restrict any of the Securities Collateral or any interest therein, except for the pledge thereof and security interest therein provided for in this Agreement and any Permitted Liens so long as the holder of such lien has not taken any action to foreclose or otherwise realize on the Securities Collateral.

11. Further Assurances. The Company will do all such acts, and will furnish to the Secured Party all such financing statements, certificates and other documents and will obtain all such governmental consents and corporate approvals and will do or cause to be done all such other things as the Secured Party may reasonably request from time to time in order to give full effect to this Agreement and to secure the rights of the Secured Party hereunder, all without any cost or expense to the Secured Party. The Company hereby irrevocably authorizes the Secured Party at any time and from time to time to file in any filing office which the Secured Party deems necessary in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral as the Securities Collateral or words of similar effect, or as being of equal or lesser scope or in greater detail, and (b) contain any other information required by part 5 of Article 9 of the Uniform Commercial Code of the jurisdiction of the filing office for the sufficiency or filing office acceptance of any financing statement or amendment, including whether the Company is an organization, the type of organization and any organization identification number issued to the Company. The Company agrees to furnish any such information to the Secured Party promptly upon request. The Company also ratifies its authorization for the Secured Party to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

12. Secured Party’s Exoneration. Under no circumstances shall the Secured Party be deemed to assume any responsibility for or obligation or duty with respect to any part or all of the Securities Collateral of any nature or kind or any matter or proceedings arising out of or relating thereto, other than (a) to exercise reasonable care in the physical custody of the Securities Collateral and (b) after an Event of Default shall have occurred and be continuing to act in a commercially reasonable manner. The Secured Party shall not be required to take any action of any kind to collect, preserve or protect its or the Company’s rights in the Securities Collateral or against other parties thereto. The Secured Party’s prior recourse to any part or all of the Securities Collateral shall not constitute a condition of any demand, suit or proceeding for payment or collection of any of the Obligations.

13. No Waiver, etc. The Secured Party shall not be deemed to have waived any of its rights and remedies in respect of the Obligations or the Securities Collateral unless such waiver shall be in writing and signed by the Secured Party. No delay or omission on the part of the Secured Party in exercising any right or remedy shall operate as a waiver of such right or remedy or any other right or remedy. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. All rights and remedies of the Secured Party with respect to the Obligations or the Securities Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as the Secured Party deems expedient.

14. Notice, etc. All notices, requests and other communications hereunder shall be made in the manner set forth in the SPA.

15. Overdue Amounts. Until paid, all amounts due and payable by the Company hereunder shall be a debt secured by the Securities Collateral and shall bear, whether before or after judgment, interest at the rate of interest for overdue principal set forth in the SPA.

16. Governing Law; Consent to Jurisdiction. This Agreement IS A contract UNDER the laws of the state of NEW YORK and shall for all purposes be construed in accordance with and governed by the laws of SAID state of NEW YORK. The Company and THE SECURED PARTY EACH agree that any suit for the enforcement of this agreement or any other action brought by SUCH PERSON arising hereunder or in any way related to this agreement SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE BOROUGH OF MANHATTAN OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON SUCH PERSON BY MAIL AT THE ADDRESS SPECIFIED ON THE SIGNATURE PAGE OF EACH PARTY HERETO. the Company and the secured party each hereby waives any objection that it may now or hereafter have to the venue of any suit BROUGHT IN the state of new york or any court SITTING THEREIN or that A suit BROUGHT THEREIN is brought in an inconvenient court

17. Waiver of Jury Trial. THE COMPANY AND THE SECURED PARTY EACH WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OR ENFORCEMENT OF ANY SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, the Company waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Company (a) certifies that neither the Secured Party nor any representative, agent or attorney of the Secured Party has represented, expressly or otherwise, that the Secured Party would not, in the event of litigation, seek to enforce the foregoing waivers or other waivers contained in this Agreement and (b) acknowledges that, in entering into this Agreement and any other Transaction Document to which the Secured Party is a party, the Secured Party is relying upon, among other things, the waivers and certifications contained in this §17.

18. Miscellaneous. The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon the Company and its successors and assigns, and shall inure to the benefit of the Secured Party and its successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Company acknowledges receipt of a copy of this Agreement.

IN WITNESS WHEREOF, intending to be legally bound, the Company and the Secured Party have caused this Agreement to be executed as of the date first above written.

PARTS iD, INC.

By:	/s/ John Pendleton
	Name:	John Pendleton
	Title:	Executive Vice President, Legal & Corporate Affairs

LIND GLOBAL FUND II, LP By: Lind Global Partners II, LLC, its general partner

By:	/s/ Jeff Easton
	Title:	Jeff Easton, Managing Member

Each undersigned Subsidiary hereby joins in the above Agreement for the sole purpose of consenting to and being bound by the provisions of §§1.2, 1.4, 6 and 7 thereof, the undersigned hereby agreeing to cooperate fully and in good faith with the Secured Party and the Company in carrying out such provisions.

PARTS iD, LLC

By:	/s/ John Pendleton
	Name:	John Pendleton
	Title:	Executive Vice President, Legal & Corporate Affairs

ANNEX A TO PLEDGE AGREEMENT

None of the issuers has any authorized, issued or outstanding shares of its equity interests of any class or any commitments to issue any shares of its equity interests of any class or any securities convertible into or exchangeable for any shares of its equity interests of any class except as otherwise stated in this Annex A.

Issuer	Record Owner	Class of Shares	Percentage Ownership
Parts iD, LLC	Parts iD, Inc.	N/A	100%